UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  April 30, 2010

PIONEER POWER SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-155375	26-3387077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parker Plaza 400 Kelby Street, 9th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 867-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 4, 2010, Pioneer Power Solutions, Inc. (“Pioneer”) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) concerning the consummation of a merger (the “Merger”) whereby Pioneer acquired Jefferson Electric, Inc. (“Jefferson”) and certain related agreements and transactions.  This Amendment No. 1 (“Amendment No. 1”) is being filed to provide the financial statements described under Item 9.01 below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Jefferson for the years ended December 31, 2009 and 2008 are attached as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

The unaudited combined financial statements of Jefferson for the three months ended March 31, 2010 and 2009 are attached as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger as of March 31, 2010, for the three month period ended March 31, 2010 and for the year ended December 31, 2009 are attached as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Audited combined financial statements of Jefferson Electric, Inc. for the years ended December 31, 2009 and 2008.
99.2	Unaudited combined financial statements of Jefferson Electric, Inc. for the three months ended March 31, 2010 and 2009.
99.3
Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger as of March 31, 2010, for the three month period ended March 31, 2010 and for the year ended December 31, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, INC.

Dated: May 28, 2010	By:	/s/ Nathan J. Mazurek
		Name:	Nathan J. Mazurek
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Audited combined financial statements of Jefferson Electric, Inc. for the years ended December 31, 2009 and 2008.
99.2	Unaudited combined financial statements of Jefferson Electric, Inc. for the three months ended March 31, 2010 and 2009.
99.3
Unaudited pro forma consolidated financial statements and explanatory notes relating to the Merger as of March 31, 2010, for the three month period ended March 31, 2010 and for the year ended December 31, 2009.